SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): April 16, 2004

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware State or other jurisdiction of incorporation or organization	333-30048 (Commission File No.)	93-1225376 (I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California Address of principal executive offices	94404 Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
EXHIBIT 99.1

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated March 31, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2002-LJ-1 OWNER TRUST
	BY:	BAY VIEW SECURITIZATION
CORPORATION
ORIGINATOR OF TRUST

Dated: April 16, 2004	By:	/s/ Lisa Staab
Lisa Staab
VP, Controller